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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 11, 2000
                                                 -------------------------------


                             Specialty Catalog Corp.
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-21499                  04-3253301
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


21 Bristol Drive, South Easton, Massachusetts             02375
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  (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code      (508)  238-0199
                                                  ------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 18, 2000, Specialty Catalog Corp. (the "Company") entered into a definitive agreement (the "Merger Agreement") for sale of the Company to companies controlled by Golub Associates Incorporated ("GAI") and its affiliates. The Company previously reported the execution of the Merger Agreement on a Form 8-K. As previously reported, the merger is subject to the satisfaction of a number of closing conditions, including, GAI obtaining financing necessary to complete the transaction. GAI did not obtain its financing commitments by the date designated in the Merger Agreement, at which time the Company was permitted to terminate the Merger Agreement. On February 11, 2000 the Company extended the time available to GAI to secure its financing commitments until March 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         2.1 Agreement and Plan of Recapitalization and Merger by and among Golub Associates Incorporated, Catalog Acquisition Corp., and Specialty Catalog Corp. dated January 18, 2000. (previously filed)

         2.2 Company Option Agreement dated January 18, 2000 by and among Golub Associates Incorporated and Specialty Catalog Corp. (previously filed)

         2.3 Agreement extending the time available to GAI to secure its financing commitments until March 1, 2000.

         99.1     Press release dated January 19, 2000. (previously filed)


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 11, 2000             SPECIALTY CATALOG CORP.


                                      By: /s/ Thomas K. McCain
                                         ---------------------------------------
                                          Thomas K. McCain, Senior Vice
                                          President and Chief Financial Officer



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